appgate

Secure Access, With Confidence

Investor Presentation - February 2021

DISCLAIMER (1/2)

This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Newtown Lane Marketing Incorporated (“Newtown”) and Cyxtera Cybersecurity, Inc., d/b/a Appgate (“Appgate”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Newtown and Appgate, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Appgate, or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of this information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction, in connection with the Potential Business Combination or any related transactions.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Newtown nor Appgate has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Newtown, Appgate, or their respective representatives as investment, legal, or tax advice. In addition, this Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Appgate and is not intended to form the basis of an investment decision in Appgate. All subsequent written and oral forward-looking statements concerning Newtown and Appgate, the proposed transactions or other matters and attributable to Newtown and Appgate or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Forward Looking Statements

Certain statements included in this Presentation are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Newtown’s and Appgate’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Newtown and Appgate. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: the impact of the ongoing COVID-19 pandemic, the impact of catastrophic natural disasters and events, and man-made problems such as power disruptions, computer viruses, data breaches, and terrorism, Appgate’s history of losses and its relatively limited operating history, Appgate’s current or future amount of indebtedness and the associated restrictive covenants, the failure of more organizations to implement our technology platform(s), Appgate’s inability to attract new customers, Appgate’s inability to retain and renew customers, the impact of Appgate’s highly competitive industry and the associated possibility of loss of market share to competitors, the inability of historic revenues to be indicative of future performance, the inability of Appgate to effectively manage growth, the interruption or delay of delivery of our services to customers, the actual or perceived failures of Appgate’s solutions to address their targeted security threats or prevent security breaches and the impact on Appgate’s reputation, the deterioration in Appgate’s relationships with its channel partners, Appgate’s reliance on a successful relationship with its channel partners and third parties to contribute to its business growth, the inability to maintain and enhance the Appgate brand, the inability to effectively develop, train, and expand Appgate’s sales and marketing capabilities, the length and unpredictable nature of Appgate’s sales cycles, Appgate’s failure to continuously develop or introduce new enhancements to its product offerings and resultant inability to remain competitive, Appgate’s failure to adequately fund research and development efforts or complete successful acquisitions in order to remain competitive, any potential breaches of Appgate’s internal networks, the lack of interoperability between Appgate’s solutions and the network and security infrastructure of Appgate’s customers, Appgate’s failure to sufficiently invest in IT security may adversely impact the revenue and profitability, the failure to meet customer satisfaction expectations, the inability to comply with service level commitments under customer contracts, Appgate’s reliance on key technical, sales and management personnel, the inability to maintain rights to the incorporation of third party technology into offerings, Appgate’s reliance on the incorporation of open source and licensed software into its product offerings, costly legal actions, the potential claims of intellectual property infringement against Appgate, Appgate’s potential involvement with other litigation that may adversely affect Appgate, the inability to protect Appgate’s intellectual property rights, the inability to continue sales to governmental organizations due to changes in contracting or fiscal policies of such governmental organizations, the inherent risks related to highly regulated and rapidly changing government regulation and Appgate’s compliance with governmental import and export controls, which could limit Appgate’s global expansion, the inability to satisfy data protection, security, privacy or other government and industry-specific requirements or regulations, the inability to maintain compliance with anti-corruption, anti-bribery and similar laws, the risks inherent in Appgate’s international operations including currency exchange rate fluctuations, the inability to service outstanding debt due to insufficient cash flows from business, the failure to raise additional capital necessary to expand operations, the inability to maintain an effective system of internal controls, the potential exposure to tax laws of the various jurisdictions in which Appgate operates, the limited use of net operating loss carryforwards and certain other tax attributes, Appgate’s failure to meet certain closing conditions to consummate the Potential Business Combination, Appgate’s failure to realize synergies with Newtown in the Potential Business Combination, and Appgate’s failure to successfully list on a major public exchange after the consummation of the Potential Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Newtown or Appgate presently know or that Newtown or Appgate currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

DISCLAIMER (2/2)

In addition, forward-looking statements reflect Newtown's and Appgate's expectations, plans or forecasts of future events and views as of the date of this Presentation. Newtown and Appgate anticipate that subsequent events and developments will cause Newtown's and Appgate's assessments to change. However, while Newtown and Appgate may elect to update these forward-looking statements at some point in the future, Newtown and Appgate specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Newtown's and Appgate's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Newtown's and Appgate's control. While all projections are necessarily speculative, Newtown and Appgate believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Presentation should not be regarded as an indication that Newtown and Appgate, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

Trademarks
Newtown and Appgate own or have rights to various trademarks, service marks, and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade name, and copyrights of third parties, which are the property of their respective owners. This use or display of third parties' trademarks, service marks, trade names, or products in this Presentation is not intended to, and does not imply, a relationship with Newtown or Appgate, or an endorsement or sponsorship by or of Newtown or Appgate. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this Presentation may appear without the TM, SM, ®, or © symbols, but such references are not intended to indicate in any way, that Newtown or Appgate will not assert, to the fullest extent applicable under law, their rights of the applicable licensor to these trademarks, service marks, trade names, and copyrights.

Important Information for Investors and Stockholders
Newtown and Appgate and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Newtown's shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of Newtown's directors and officers in Newtown's filings with the SEC.

This Presentation is not a substitute for the registration statement or for any other document that Newtown may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Newtown through the website maintained by the SEC at http://www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

APPGATE AT A GLANCE

Leading, next-gen cybersecurity platform focused on Zero Trust

GROWTH

50% projected revenue CAGR to **2025**

> 120% Y/Y license growth (Appgate SDP)

MARKET

Leader in Forrester Wave™ Zero Trust

$38 Billion TAM by 2025 (1)

REVENUE

> $40 million revenue projected in **FY 2021**

RETENTION

> 125% net dollar retention (Appgate SDP)

CUSTOMER BASE

650+ Customers

Including Departments of Defense & Homeland Security

TALENT BASE

~360 Employees

GIAC, CISSP, CISM Certified Specialists

HQ: Miami, FL

Note: Unaudited numbers

(1) Adroit Market Research

APPGATE MANAGEMENT TEAM



BARRY FIELD
CEO

> 30 years experience leading IT infrastructure and software companies

Previous Leadership Roles:

- CEO of Cryptzone
- Partner at Medina Capital
- SVP Global Sales Cloud and Cybersecurity at Verizon
- SVP of Global Sales at Terremark



RENE RODRIGUEZ
CFO

> 15 years experience as a finance executive

Previous Leadership Roles:

- CFO of Cyxtera
- CFO of Medina Capital
- VP of Financial Planning & Controller at Terremark



BRIG. GEN. (RET) GREGORY J. TOUHILL
PRESIDENT, APPGATE FEDERAL

> 30 years experience in the armed services and government

Previous Leadership Roles:

- President Obama's Federal Chief Information Security Office (first in nation's history)
- Retired U.S. Air Force officer and combat veteran
- Adjunct Faculty Member, Carnegie Mellon



ALBERTO ARANGO
CRO

> 30 years as a cybersecurity sales executive with a history of building world-class teams

Previous Leadership Roles:

- Global Sales for Easy Solutions
- VP of Sales at British Telecom
- Head of LATAM Sales at Internet Security Systems



JULIE PREISS
CMO

> 10 years cybersecurity marketing expertise, >20 years in B2B hi-tech industry

Previous Leadership Roles:

- SVP Communications at Cyxtera
- Head of Global Marketing at Rsam, Damballa and Dell Secureworks



KURT GLAZEMAKERS
CTO

> 10 years as a software-defined-perimeter expert, 20 years in the B2B hi-tech industry

Previous Leadership Roles:

- CTO of Cryptzone
- CTO of CloudFounders
- CTO Europe, Terremark



JASON GARBIS
SVP OF PRODUCTS

> 30 years of product management, engineering, and consulting experience. Co-Chair of the Cloud Security Alliance SDP working group.

Previous Leadership Roles:

- VP of Products, Cryptzone
- Director of Products, RSA

BOARD OF DIRECTORS



BARRY FIELD
APPGATE CEO

> 30 years experience leading IT infrastructure and software companies

Previous Leadership Roles:

- CEO of Cryptzone
- Partner at Medina Capital
- SVP Global Sales Cloud and Cybersecurity at Verizon
- SVP of Global Sales at Terremark



MANNY MEDINA
EXECUTIVE CHAIRMAN

> 30 years of investment and managerial experience; entrepreneur in the technology and software markets

- Executive Chairman of Cyxtera
- Founder & Former Chairman of Terremark
- Founder and Managing Partner of Medina Capital



FAHIM AHMED
BOARD MEMBER

Partner at BC Partners, leading private investment firm with over $40 billion of AUM

Current board memberships include:

- Chewy (NYSE: CHWY)
- Cyxtera
- Presidio



RAYMOND SVIDER
BOARD MEMBER

Chairman and Partner at BC Partners, leading private investment firm with over $40 billion of AUM

Current board memberships include:

- Chewy (Chairman) (NYSE: CHWY)
- NAVEX Global
- GFL Environmental (NYSE: GFL)
- Altice USA (NYSE: ATUS)



JON LEDECKY
BOARD MEMBER

> 35 years of investment and operational experience

- Co-founder or initial investor in companies that have raised over $20 billion
- Sponsor of three completed SPACs
- Co-owner of New York Islanders
- Founder of U.S. Office Products in 1994

TRANSACTION SUMMARY

Zero Trust Leader Appgate Announces Merger With Newtown and Up to $100 Million Investment From Leading Alternative Asset Manager

TRANSACTION DETAILS

- Appgate is merging with Newtown Lane Marketing (OTC:NWTN) ("Newtown")
- Appgate shareholders, including BC Partners and Medina Capital, have agreed to lock up their shares post-closing
- Appgate announced up to $100 million convertible note investment from leading alternative asset manager (1) convertible into ~10% of the Company (2), at an implied **$1 billion post-money valuation**
  - 157.5 million pro forma shares outstanding (3)
- Appgate intends to up-list to Nasdaq or NYSE (4)
- Full merger agreement can be found in Newtown's Form 8-K

APPGATE PRO FORMA OWNERSHIP (3)



7.0%
9.3%
9.3%
74.4%

- Existing Appgate Shareholders
- Newton Lane Stockholders
- Leading Alternative Asset Manager (as converted)
- Management Pool

appgate

(1) $50 million invested at announcement, $25 million invested at close and final $25 million is within the leading alternative asset manager's option over the 12-month period commencing with the initial tranche; no additional debt at closing
(2) 10% ownership before management equity pool
(3) Share count and ownership are fully diluted, as converted, and assuming $100 million investment
(4) Up-list to a major exchange is dependent on completion of merger and satisfying listing criteria

PROBLEM

The Internet wasn't created with security in mind.

The way we connect to the Internet today is diverse and complex.

Legacy technology, like VPNs, doesn't solve modern security challenges.

What technology created in 1996 are you **still using today?**


iBook

Architected in 1996

VPN

has remained fundamentally

UNCHANGED

VPN MARKET IS HUGE

BUT TECHNOLOGY **IS OUTDATED**

VPN MARKET WILL HIT $54 BILLION BY 2024 [1]

VPN REPLACEMENT IS INEVITABLE

- **Well-publicized vulnerabilities:**
  US Cert, FBI, NSA and UK's NCSC issued numerous warnings in the last year alone
- **Open ports:**
  Attackers can easily find these entryways
- **Remote working:**
  Surge in remote access due to COVID-19 exacerbate the above issues
- **Over-entitled users:**
  Creates a huge attack surface


60
%

According to Gartner, **60%** of enterprises <u>will phase out</u> most of their VPNs in favor of **Zero Trust** network access by 2023

(1) Global Market Insights

SOLUTION: ZERO TRUST

A modern security strategy

Grants least-privileged access to the network by default

Strictly enforces access controls for everyone from everywhere

Puts the user at the center of network security

Adopted by industry leaders & US government

THE FIERCE URGENCY OF ZERO TRUST NOW

FEDSCOOP

Navy moving toward zero-trust network, with pandemic as pivot point (10/15/2020)

Teleworking brings zero trust to bear at DOD as phishing attacks increase (11/10/2020)

FEDERAL NEWS NETWORK

Why the Air Force and other services are embracing zero trust now (12/21/2020)

cybernews

Cybersecurity predictions 2021: zero-trust, politically motivated cyber attacks, and COVID-19 related issues (12/31/2020)

infosecurity STRATEGY I INSIGHT I TECHNOLOGY

Global Firms Seek Zero-Trust as 58% Suffer COVID-Era Breach (10/13/2020)

Forbes

Why Zero Trust Should Be The Top Security Initiative for 2020 (01/31/2020)

WALL STREET JOURNAL

Growing Imperative for Cybersecurity: Zero Trust (11/09/2020)

DARKReading

Zero-Trust Effort Rise with the Tide of Remote Working (07/13/2020)

SC MEDIA

Today's Interdependent Workplace Requires the Zero Trust Model (07/01/2020)

SOFTWARE DEFINED PERIMETER (SDP)

The right way to achieve Zero Trust with Appgate



Makes Networks Invisible
Single Packet Authorization hides network entry points



Windows Azure
Office 365
aws

Least-Privileged Access
For all users across all resources from everywhere

Watch Video:
How Appgate SDP Works



Dynamic Policy Resolution
Real-time, context-based policy enforcement



SAP
kibana
bmc
Active Directory
IBM
Radar
Ping
splunk>
servicenow
LDAP

Easily Integrated
Works with existing IT and security tools and processes

appgate

APPGATE IS A LEADER
Forrester Zero Trust Wave

FORRESTER
WAVE LEADER 2020
Zero Trust eXtended Ecosystem Platform Providers



Challengers
Contenders
Strong Performers
Leaders
Stronger current offering
Weaker current offering
Weaker strategy
Stronger strategy
Market presence
Palo Alto Networks
MobileIron
Microsoft
Illumio
Google
Appgate
Okta
Cisco
Forcepoint
Unisys
Akamai Technologies
Ionic Security
BlackBerry
Guardicore
Proofpoint

"Any enterprise seeking a simple but effective way to eliminate the threats present for enterprises using hybrid infrastructure should explore Appgate's offerings."

"The vendor's strong presence in a variety of already engaged Zero Trust mega-enterprises and DoD organizations speaks to the offering's capability and is indicative of its ability to power enterprises on a long-term journey to Zero Trust."

–Dr. Chase Cunningham, *Forrester*

appgate

Source: Forrester, Zero Trust eXtended Ecosystem Platform Providers, Q3 2020

APPGATE IS A PROVEN ZERO TRUST PARTNER

FEDERAL DESIGNATIONS

DoD- Approval-to-Operate (ATO)

FIPS 140-2	Department of Homeland Security	Common Criteria
Federal information processing standard Certified product	Continuous diagnosis and mitigation program Approved product	Common criteria certified Only SDP offering

SAMPLE GLOBAL CUSTOMERS

- rackspace
- FINRA
- weight watchers
- NEQUI
- NCL Norwegian Cruise Line
- Secureworks
- Government of Canada
- Datadog
- Fifth Third Bank

WHY APPGATE WINS

BETTER SECURITY
Creates a secure network perimeter around each user

REDUCED RISK
The attack surface is all but eliminated

COST SAVINGS
Reduces need for costly legacy hardware

TIME SAVED
Deploys in days or weeks, not months or years

MORE EFFICIENT
Works with other security tools and makes them better

HYBRID IT
Works with any IT environment

EXPANSION OF USE CASES

Land and Expand Strategy

ZERO TRUST USE CASE EXPANSION

More Than Just VPN Replacement

- Mergers & Acquisitions
- Branch Office Consolidation
- Zero Trust Architecture
- Third-Party Risk
- Secure DevOps

CUSTOMER LICENSE EXPANSION



Top 10 Oil & Gas Company
200
20,200
101x
Initial
Current
Top 10 European Airline
500
8,000
16x
Initial
Current
Next-Gen Cloud Monitoring Company
30
2,255
75x
Initial
Current
Leading Managed Cloud Computing Company
2,200
6,613
3x
Initial
Current

appgate

CUSTOMER TESTIMONIALS

"Appgate SDP simplified a lot of things for us...we were able to trim our firewall policies from about 50 policies to now two or three."

Deryk Motietall, Sr. Manager of Infrastructure, WW (formerly Weight Watchers)

"Appgate's Zero Trust architecture enabled all of our employees to work remotely from the safety of their homes, while maintaining the highest level of security required by our clients."

Chris Edwards, Founder & CEO, The Third Floor

"Exemplary deployment experience and vendor relationship. Appgate SDP exceeds expectations."

CISO, Transportation Industry

IN CLOSING...

- Cybersecurity is more important than ever: **Zero Trust is the future**
- Appgate is a scalable platform purpose-built for today's complex, **hybrid IT**
- Trusted by more than **650 global enterprises** and government entities
- High-growth industry: business poised to **scale – and win**
- Clear levers for accelerating growth: new products, soaring **adoption of Zero Trust**, multiple distribution channels
- **Industry-leading** Board and Management team with experience to rapidly scale

Thank you.

www.appgate.com

appgate